UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05986

T. Rowe Price Index Trust, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
May 31, 2023
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
TLDTX U.S. Limited Duration
TIPS Index Fund –
.
TLDUX U.S. Limited Duration
TIPS Index Fund–
.
I  Class
TLDZX U.S. Limited Duration
TIPS Index Fund–
.
Z Class

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
HIGHLIGHTS
The U.S. Limited Duration TIPS Index Fund recorded a negative return during the
12-month period ended May 31, 2023, and trailed the Bloomberg U.S. 1–5 Year
Treasury TIPS Index.
TIPS underperformed nominal Treasuries slightly during the period as inflation expectations moderated and nominal Treasury yields increased to a lesser extent than real (inflation-adjusted) Treasury yields.
Interest rate management detracted from the fund’s relative results, while most non-TIPS allocations added value.
We expect that the economy will slow and inflation will continue to moderate in coming months due to the lagged effects of tighter monetary policy and credit conditions.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Market Commentary

Dear Shareholder
Major global stock and bond indexes produced mixed returns during your fund’s fiscal year, the 12-month period ended May 31, 2023. Rising interest rates weighed on returns in the first half of the period, but many sectors rebounded over the past six months as growth remained positive in the major economies and corporate earnings results came in stronger than expected.
For the 12-month period, growth stocks outperformed value shares, and developed market shares generally outpaced their emerging market counterparts. In the U.S., the Russell 1000 Growth Index and Nasdaq
Composite Index performed the best. Most currencies weakened versus the
U.S. dollar over the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, the information technology sector had, by far, the strongest returns. Big tech companies rebounded strongly at the start of
2023, helped in part by growing investor enthusiasm for artificial intelligence applications. Meanwhile, falling prices for various commodities weighed on returns for the materials and energy sectors, and turmoil in the banking sector, which included the failure of three large regional banks, hurt the financials segment. Real estate stocks also came under pressure amid concerns about the ability of some commercial property owners to refinance their debt.
Cheaper oil contributed to slowing inflation during the period, although core inflation readings—which exclude volatile food and energy prices—remained stubbornly high. April’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 4.9% on a 12-month basis, down from more than 8% at the start of the period but still well above the Fed’s long-term 2% inflation target.
In response to persistent inflation, the Fed raised its short-term lending benchmark rate from around 1.00% at the start of the period to a range of
5.00% to 5.25% by the end of May, the highest level since 2007. However,
Fed officials have recently suggested that they might soon be ready to pause additional rate hikes as they wait to see how the economy is progressing.
Bond yields increased considerably across the U.S. Treasury yield curve as the
Fed tightened monetary policy, with the yield on the benchmark 10-year note climbing from 2.85% at the start of the period to 3.64% at the end of May.
Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity
Treasuries experienced the largest yield increases. At the end of May, the yield

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

on the three-month Treasury bill was 188 basis points (1.88 percentage point)
higher than the yield on the 10-year Treasury note. Increasing yields led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well.
Global economies and markets showed surprising resilience in recent months, but, moving into the second half of 2023, we believe investors could face potential challenges. The economic impact of the Fed’s rate hikes has yet to be fully felt in the economy, and while the regional banking turmoil appears to have been contained by the swift actions of regulators, it could continue to have an impact on credit conditions. Moreover, the market consensus still seems to forecast a global recession starting later this year or in early 2024, although it could be a mild downturn.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks income by investing in inflation-linked securities.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The U.S. Limited Duration TIPS Index Fund returned -3.16% for the 12 months ended May 31, 2023, versus -2.05% for its benchmark, the Bloomberg
U.S. 1–5 Year Treasury TIPS Index. (Returns for I and Z Class shares may vary slightly, reflecting their different fee structures. Past performance cannot guarantee future results. )
What factors influenced the
fund’s performance?
Short-term U.S. Treasury
inflation protected securities
(TIPS) produced negative
absolute results for the
period due to an increase
in real (inflation-adjusted)
Treasury yields. The sector
underperformed nominal
Treasuries as inflation
expectations moderated and
nominal Treasury yields increased to a lesser extent than real Treasury yields.
Shorter-maturity TIPS outperformed TIPS with longer maturities as their lower duration left them less exposed to rising real yields. (Duration measures a bond’s or a bond fund’s sensitivity to changes in interest rates.)
Inflation measures remained elevated during the period, although there were signs that inflation was moderating. For the 12 months ended in April, the headline consumer price index (CPI) rose 4.9%, down from a rate of 8.6%
at the start of the period and its smallest increase in two years. However, core inflation readings, which exclude food and energy prices, proved more persistent. The core personal consumption expenditures (PCE) price index, the
Fed’s preferred inflation gauge, was little changed over the last six months of the period and came in at 4.7% in April.
PERFORMANCE COMPARISON
Total Return
Periods Ended 5/31/23 6 Months 12 Months
U.S. Limited Duration TIPS
Index Fund –
.
0.65% -3.16%
U.S. Limited Duration TIPS
Index Fund–
.
I  Class 0.65 -3.02
U.S. Limited Duration TIPS
Index Fund–
.
Z  Class 0.76 -2.99
Bloomberg U.S. 1–5 Year
Treasury TIPS Index 1.29 -2.05

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Five-year break-even spreads, which are a measure of the market’s inflation expectations, declined from 2.96% at the start of the period to 2.07% by the end of May. Falling oil prices and signs of slowing economic growth contributed to the moderation in the inflation outlook.
The fund’s underperformance versus its benchmark was largely due to tactical decisions we made to manage interest rate risk during a very volatile period.
In June and July of 2022, our positioning for a flatter yield curve hurt when some key economic data missed expectations, leading the curve to steepen as the market priced in recessionary concerns. Later in the period, a short overall duration posture as well as underweight exposure to the two-year portion of the curve presented a headwind to relative performance after turmoil in the banking sector disrupted the previously rising reflation narrative in the market.
Security selection also detracted, primarily due to our overweight exposure to very short-term TIPS. This position, which had been beneficial for the portfolio earlier in 2022, underperformed in the third quarter after oil prices and break-even spreads quickly fell on recessionary fears.
On the positive side, out-of-benchmark allocations to some non-TIPS sectors were beneficial. Our decision to add to our position in investment-grade corporate securities after credit spreads widened in the third quarter of 2022 added value as did our choice to continue holding certain short-dated and high-quality asset-backed securities (ABS).
The fund uses derivatives to manage exposure to changes in break-even rates and interest rates as well as to manage positioning on the yield curve. During the 12-month period, our interest rate derivatives position detracted from absolute results.
How is the fund positioned?
The fund does not attempt to fully replicate the index by holding each of the bonds represented in the index. Instead, it seeks to closely track the returns of the index and more efficiently replicate the index’s risk factors—such as maturity, duration, and credit quality—by attempting to capitalize on market inefficiencies through structural portfolio positioning and by making small tactical adjustments to inflation, duration, and yield curve positioning.
At the end of the reporting period, about 96% of the fund’s net assets were invested in TIPS, an increase from 91% six months ago. We believe this allocation is appropriate as core inflation remains elevated, and we see the risk/
reward trade-off of sectors with credit risk as unappealing at this point in the economic cycle.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Entering 2023, our non-benchmark credit allocations were concentrated in high-quality non-agency residential mortgage-backed securities and ABS.
However, we eliminated these positions by period-end as valuations grew less attractive and consumer fundamentals began to decline.
In terms of interest rate
management, we believe that
positioning for a steepening
in the five-year/30-year
portion of the nominal
Treasury curve could be
beneficial in coming months
as the Fed’s rate-hiking
cycle comes to an end and
recession risks grow through
the end of this year and
into 2024. In our view, the
magnitude of the steepening
trend will depend on how
long the Fed keeps rates at
levels above the long-term
neutral rate. The longer
that tight policy is in place,
the more pronounced the
steepening is likely to be.
What is portfolio
management’s outlook?
The May consumer price
index data, which was
released after our reporting
period ended, showed further
deceleration in headline
inflation as food and energy prices have eased, but progress in reducing core
CPI remains slow. This has been driven by an unexpected uptick in used car prices, while the shelter category is taking longer than expected to reflect lower private sector rents. Excluding shelter and used cars, other sectors have been trending lower over the past three, six, and 12 months, a factor that could point to a more meaningful moderation in core CPI in coming months.
Sources: Credit ratings for the securities held in the
fund are provided by Moody’s, Standard & Poor’s,
and Fitch and are converted to the Standard & Poor’s
nomenclature. A rating of AAA represents the highest-
rated securities, and a rating of D represents the lowest-
rated securities. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price
uses the rating of the underlying investment vehicle
to determine the creditworthiness of credit default
swaps. The fund is not rated by any agency. Securities
that have not been rated by any rating agency totaled
-0.01% of the portfolio at the end of the reporting period.
The negative percentage of Not Rated securities is
attributable to derivative holdings.
* U.S. Treasury securities are issued by the U.S.
Treasury and are backed by the full faith and credit
of the U.S. government. The ratings of U.S. Treasury
securities are derived from the ratings on the U.S.
government.
CREDIT QUALITY DIVERSIFICATION
U.S. Limited Duration TIPS Index Fund
Percent
of Net
Assets
U.S. Treasury Securities* 96%
Reserves 4
Total 100%
Based on net assets as of 5/31/23.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Although the economy has been surprisingly resilient so far in 2023, our positioning in the portfolio is based on our view that the lagged effects of tight monetary policy and credit conditions have yet to be fully realized. Once this impact is more broadly felt, we expect that the economy will slow and inflation will continue to moderate. Potential risks to this view include the chance that inflation accelerates and the Fed keeps hiking or that productivity gains take hold and reduce inflation while keeping a recession at bay. We will continue to closely monitor incoming economic data and adjust the portfolio’s positioning as needed.
Longer term, we continue to believe that inflation is likely to be higher in the coming years than it was in the prior decade. Structural forces like an aging population, deglobalization, and a higher willingness from politicians on both sides of the aisle to use fiscal policy to spur growth means inflation could reappear more quickly and be harder to tamp down than it was in the years following the 2008 global financial crisis.
Besides these factors, investors should also remember that an investment in
TIPS can potentially help preserve real value in their portfolios over longer time periods; even low inflation can erode purchasing power.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

RISKS OF INVESTING IN THE FUND
Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.
When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield to maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield to maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.
BENCHMARK INFORMATION
Note: Bloomberg
®
and Bloomberg U.S. 1–5 Year Treasury TIPS Index are
service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg
Index Services Limited (“BISL”), the administrator of the index (collectively,
“Bloomberg”) and have been licensed for use for certain purposes by T. Rowe
Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd. and
its subsidiaries.
Note: © 2023, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s
Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”).
All rights reserved. Moody’s ratings and other information (“Moody’s
Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE
COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER
TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED
OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH
PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY
ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S
PRIOR WRITTEN CONSENT. Moody's
®
is a registered trademark.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Note: Copyright © 2023, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers
(“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. LIMITED DURATION TIPS INDEX FUND
Note: Performance for the I and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 5/31/23 1 Year
Since
Inception
11/2/20
U.S. Limited Duration TIPS Index Fund –
.
-3.16% 0.88%
U.S. Limited Duration TIPS Index Fund–
.
I  Class -3.02 0.96
U.S. Limited Duration TIPS Index Fund–
.
Z Class -2.99 1.08
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Past performance cannot guarantee future results.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
U.S. Limited Duration TIPS Index Fund 0.23%
U.S. Limited Duration TIPS Index Fund–I Class 0.14
U.S. Limited Duration TIPS Index Fund–Z Class 0.08
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Note: T. Rowe Price charges an account service fee that is not included in the accompanying table. The account service fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe
Price Services or accounts maintained by intermediaries through NSCC
®
Networking. If you are
subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
U.S. LIMITED DURATION TIPS INDEX FUND
Beginning
Account Value
12/1/22
Ending
Account Value
5/31/23
Expenses Paid
During Period*
12/1/22 to 5/31/23
Investor Class
Actual $1,000.00 $1,006.50 $1.05
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,023.88   1.06
I Class
Actual   1,000.00   1,006.50   0.55
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.38   0.56
Z Class
Actual   1,000.00   1,007.60   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,024.93   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.21%, the
2
I Class
was 0.11%, and the
3
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

QUARTER-END RETURNS
Periods Ended 3/31/23 1 Year
Since
Inception
11/2/20
U.S. Limited Duration TIPS Index Fund –
.
-2.51% 1.30%
U.S. Limited Duration TIPS Index Fund–
.
I  Class -2.37  1.39
U.S. Limited Duration TIPS Index Fund–
.
Z  Class -2.24  1.52
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
2
I and
3
Z Class shares, 1-800-638-8790 .
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
(1)
.. Year ..
.. Ended .
11/2/20
(1)
Through
5/31/21 5/31/23 5/31/22
NET ASSET VALUE
Beginning of period $ 10.14 $ 10.45 $ 10.00
Investment activities
Net investment income
(2)(3)
0.43 0.50 0.19
Net realized and unrealized gain/loss (0.75) (0.38) 0.26
Total from investment activities (0.32) 0.12 0.45
Distributions
Net investment income (0.58) (0.39) —
Net realized gain — (0.04) —
Total distributions (0.58) (0.43) —
NET ASSET VALUE
End of period $ 9.24 $ 10.14 $ 10.45
Ratios/Supplemental Data
Total return
(3)(4)
(3.16)% 1.07% 4.50%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.33% 0.23% 0.74%
(5)
Net expenses after waivers/payments by Price Associates 0.21% 0.21% 0.21%
(5)
Net investment income 4.53% 4.82% 3.25%
(5)
Portfolio turnover rate 169.1% 181.3% 39.9%
Net assets, end of period (in thousands) $15,422 $22,502 $12,360
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
(1)
.. Year ..
.. Ended .
11/2/20
(1)
Through
5/31/21 5/31/23 5/31/22
NET ASSET VALUE
Beginning of period $ 10.15 $ 10.45 $ 10.00
Investment activities
Net investment income
(2)(3)
0.43 0.56 0.20
Net realized and unrealized gain/loss (0.74) (0.44) 0.25
Total from investment activities (0.31) 0.12 0.45
Distributions
Net investment income (0.59) (0.38) —
Net realized gain — (0.04) —
Total distributions (0.59) (0.42) —
NET ASSET VALUE
End of period $ 9.25 $ 10.15 $ 10.45
Ratios/Supplemental Data
Total return
(3)(4)
(3.02)% 1.12% 4.50%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.13% 0.14% 0.14%
(5)
Net expenses after waivers/payments by Price Associates 0.11% 0.11% 0.11%
(5)
Net investment income 4.54% 5.41% 3.40%
(5)
Portfolio turnover rate 169.1% 181.3% 39.9%
Net assets, end of period (in millions) $1,539 $1,648 $1,636
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
11/2/20
(1)
Through
5/31/21 5/31/23 5/31/22
NET ASSET VALUE
Beginning of period $ 10.18 $ 10.46 $ 10.00
Investment activities
Net investment income
(2)(3)
0.43 0.80 0.08
Net realized and unrealized gain/loss (0.74) (0.66) 0.38
Total from investment activities (0.31) 0.14 0.46
Distributions
Net investment income (0.60) (0.38) —
Net realized gain — (0.04) —
Total distributions (0.60) (0.42) —
NET ASSET VALUE
End of period $ 9.27 $ 10.18 $ 10.46
Ratios/Supplemental Data
Total return
(3)(4)
(2.99)% 1.31% 4.60%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.08% 0.08% 3.04%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00% 0.00%
(5)
Net investment income 4.55% 7.83% 1.35%
(5)
Portfolio turnover rate 169.1% 181.3% 39.9%
Net assets, end of period (in thousands) $23,492 $14,726 $105
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
May 31, 2023

Portfolio of Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
CORPORATE BONDS 0.3%
Healthcare 0.3%
Health Care Service Corp A Mutual Legal Reserve, 1.50%,
6/1/25  (1) 4,455 4,100
Total Corporate Bonds (Cost $4,211) 4,100
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED) 96.1%
U.S. Treasury Obligations 96.1%
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24  26,845 26,040
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24  121,414 117,354
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25  60,522 57,931
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25  29,996 28,665
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26  82,536 78,087
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26  144,331 136,799
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/26  97,410 92,038
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/27  148,126 138,637
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25  181,115 174,380
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25  78,281 75,443
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27  101,102 95,857
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27  55,960 53,057
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28  29,142 27,567
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26  125,030 120,400
U.S. Treasury Inflation-Indexed Notes, 1.25%, 4/15/28  150,075 147,050
U.S. Treasury Inflation-Indexed Notes, 1.625%, 10/15/27  (2) 146,953 146,608
Total U.S. Government Agency Obligations (Excluding
Mortgage-Backed) (Cost $1,571,776) 1,515,913

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Par/Shares $ Value
(Amounts in 000s)
‡
SHORT-TERM INVESTMENTS 3.5%
Money Market Funds 3.5%
T. Rowe Price Government Reserve Fund, 5.11%  (3)(4) 55,853 55,853
Total Short-Term Investments (Cost $55,853) 55,853
Total Investments in Securities
99.9% of Net Assets
(Cost $1,631,840) $ 1,575,866
‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to
$4,100 and represents 0.3% of net assets.
(2) At May 31, 2023, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(3) Seven-day yield
(4) Affiliated Companies
CPI Consumer Price Index

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

(Amounts in 000s)
SWAPS (0.0)%
Description
Notional
Amount $ Value
Initial
$ Value
Unrealized
$ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.0)%
Zero-Coupon Inflation Swaps (0.0)%
2 Year Zero-Coupon Inflation Swap Pay
Fixed 3.113% at Maturity, Receive Variable
(Change in CPI) at Maturity, 8/22/24 10,408 (92) — (92)
2 Year Zero-Coupon Inflation Swap Pay
Fixed 3.129% at Maturity, Receive Variable
(Change in CPI) at Maturity, 8/22/24 10,408 (95) — (95)
Total Centrally Cleared Zero-Coupon Inflation Swaps (187)
Total Centrally Cleared Swaps (187)
Net payments (receipts) of variation margin to date 166
Variation margin receivable (payable) on centrally cleared swaps $ (21)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

FUTURES CONTRACTS
($000s)
Expiration
Date
Notional
Amount
Value and
Unrealized
Gain (Loss)
Long, 1,763 U.S. Treasury Notes five year contracts 9/23 192,305 $ (101)
Short, 341 Ultra U.S. Treasury Bonds contracts 9/23 (46,674) (763)
Net payments (receipts) of variation margin to date 1,086
Variation margin receivable (payable) on open futures contracts $ 222

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 5.11% $ — $ — $ 2,127++
Totals $ —# $ — $ 2,127+
Supplementary Investment Schedule
Affiliate
Value
05/31/22
Purchase
Cost
Sales
Cost
Value
05/31/23
T. Rowe Price Government
Reserve Fund, 5.11% $ 57,766  ¤   ¤ $ 55,853
Total $ 55,853^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4 .
+ Investment income comprised $2,127 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $55,853.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $1,631,840) $ 1,575,866
Interest receivable 1,581
Due from affiliates 275
Variation margin receivable on futures contracts 222
Receivable for shares sold 22
Foreign currency (cost $1) 1
Other assets 26
Total assets 1,577,993
Liabilities
Payable for shares redeemed 318
Investment management fees payable 81
Variation margin payable on centrally cleared swaps 21
Payable to directors 1
Other liabilities 30
Total liabilities 451
NET ASSETS $ 1,577,542

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ (149,420)
Paid-in capital applicable to 170,472,905 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
Corporation authorized 1,726,962
NET ASSETS $ 1,577,542
NET ASSET VALUE PER SHARE
Investor Class
(Net assets: $15,422; Shares outstanding: 1,669,226) $ 9.24
I Class
(Net assets: $1,538,628; Shares outstanding: 166,270,730) $ 9.25
Z Class
(Net assets: $23,492; Shares outstanding: 2,532,949) $ 9.27

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Statement of Operations

($000s)
Year
Ended
5/31/23
Investment Income (Loss)
Income
    Interest $ 68,814
Dividend 2,127
Securities lending 11
Total income 70,952
Expenses
Investment management 917
Shareholder servicing
Investor Class $ 35
I Class 746 781
Prospectus and shareholder reports
Investor Class 9
I Class 9 18
Custody and accounting 215
Registration 64
Legal and audit 35
Directors 5
Miscellaneous 17
Waived / paid by Price Associates (367)
Total expenses 1,685
Net investment income 69,267

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
5/31/23
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (83,329)
Futures (12,446)
Swaps (376)
Options written (589)
Forward currency exchange contracts (644)
Foreign currency transactions (54)
Net realized loss (97,438)
Change in net unrealized gain / loss
Securities (18,972)
Futures (729)
Swaps (187)
Options written (6)
Forward currency exchange contracts 1,121
Change in net unrealized gain / loss (18,773)
Net realized and unrealized gain / loss (116,211)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (46,944)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 69,267 $ 87,768
Net realized loss (97,438) (16,621)
Change in net unrealized gain / loss (18,773) (53,196)
Increase (decrease) in net assets from operations (46,944) 17,951
Distributions to shareholders
Net earnings
Investor Class (1,048) (1,508)
I Class (87,803) (60,741)
Z Class (835) (67)
Decrease in net assets from distributions (89,686) (62,316)
Capital share transactions
*
Shares sold
Investor Class 7,394 46,814
I Class 291,515 1,016,089
Z Class 17,662 16,849
Distributions reinvested
Investor Class 1,034 1,421
I Class 87,782 60,719
Z Class 835 63
Shares redeemed
Investor Class (13,756) (36,716)
I Class (355,010) (1,021,946)
Z Class (8,575) (2,188)
Increase in net assets from capital share transactions 28,881 81,105

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Net Assets
Increase (decrease) during period (107,749) 36,740
Beginning of period 1,685,291 1,648,551
End of period $ 1,577,542 $ 1,685,291
*Share information (000s)
Shares sold
Investor Class 767 4,483
I Class 30,886 97,939
Z Class 1,870 1,644
Distributions reinvested
Investor Class 113 139
I Class 9,552 5,924
Z Class 91 6
Shares redeemed
Investor Class (1,431) (3,585)
I Class (36,464) (98,077)
Z Class (875) (213)
Increase in shares outstanding 4,509 8,260

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Index Trust, Inc. (the corporation) is registered under the Investment
Company Act of 1940 (the 1940 Act). The U.S. Limited Duration TIPS Index Fund (the
fund) is a diversified, open-end management investment company established by the corporation. The fund seeks income by investing in inflation-linked securities. The fund has three classes of shares: the U.S. Limited Duration TIPS Index Fund (Investor Class),
the U.S. Limited Duration TIPS Index Fund–I Class (I Class) and the U.S. Limited
Duration TIPS Index Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to
November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to
I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date.
Income distributions, if any, are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually.
A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance The FASB issued Accounting Standards Update (ASU),
ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of
Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in
January 2021 which provided further amendments and clarifications to Topic 848.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-
06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31,
2024, after which entities will no longer be permitted to apply the relief in Topic 848.
Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-counter
(OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended May 31, 2023, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 1,520,013 $ — $ 1,520,013
Short-Term Investments 55,853 — — 55,853
Total $ 55,853 $ 1,520,013 $ — $ 1,575,866
Liabilities
Swaps* $ — $ 187 $ — $ 187
Futures Contracts* 864 — — 864
Total $ 864 $ 187 $ — $ 1,051
1
Includes Corporate Bonds and U.S. Government Agency Obligations (Excluding
Mortgage-Backed).
* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2023, and the related location on the accompanying
Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value*
*
Liabilities
Inflation derivatives Centrally Cleared Swaps $ 187
Interest rate derivatives Futures 864
Total $ 1,051
* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the value reflected on the accompanying Statement of
Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)
Location of Gain (Loss) on Statement of Operations
Securities^
Options
Written Futures
Forward
Currency
Exchange
Contracts Swaps Total
Realized
Gain (Loss)
Inflation
derivatives $ — $ — $ — $ — $ (293) $ (293)
Interest rate
derivatives 154 (589) (12,446) — — (12,881)
Foreign
exchange
derivatives — — — (644) — (644)
Credit
derivatives — — — — (83) (83)
Total $ 154 $ (589) $ (12,446) $ (644) $ (376) $ (13,901)
Change in
Unrealized
Gain (Loss)
Inflation
derivatives $ — $ — $ — $ — $ (187) $ (187)
Interest rate
derivatives 21 (6) (729) — — (714)
Foreign
exchange
derivatives — — — 1,121 — 1,121
Total $ 21 $ (6) $ (729) $ 1,121 $ (187) $ 220
^ Options purchased are reported as securities.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Counterparty Risk and Collateral  The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of
Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of
May 31, 2023, securities valued at $1,976,000 had been posted by the fund for exchange-
traded and/or centrally cleared derivatives.
Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-
denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

investment. During the year ended May 31, 2023, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Futures Contracts  The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract
(variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended
May 31, 2023, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 22% of net assets.
Options   The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure.
Options are included in net assets at fair value, options purchased are included in
Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase.
The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended May 31, 2023, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between
0% and 6% of net assets.
Swaps  The fund is subject to credit risk and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks.
The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying
Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the
Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of
Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2023, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 6% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations   The fund invests in collateralized loan obligations
(CLOs) which are entities backed by a diversified pool of syndicated bank loans.
The cash flows of the CLO can be split into multiple segments, called “tranches” or
“classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations  The
fund enters into to-be-announced (TBA) purchase or sale commitments (collectively,
TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With
TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards.
The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling”
the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the fund has entered into Master Securities Forward
Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2023, no collateral had been posted by the fund to counterparties for MSFTA Transactions. Collateral pledged by counterparties to the fund for MSFTA Transactions consisted of $411,000 cash as of May 31, 2023.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from
LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2023, there were no securities on loan.
Other  Purchases and sales of U.S. government securities aggregated $2,385,284,000 and
$2,429,613,000, respectively, for the year ended May 31, 2023. Purchases and sales of portfolio securities other than short-term securities aggregated $115,348,000 and
$131,973,000, respectively, for the year ended May 31, 2023.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
At May 31, 2023, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
At May 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
May 31,
2023
May 31,
2022
Ordinary income (including short-term capital gains,
if any) $ 89,686 $ 60,917
Long-term capital gain — 1,399
Total distributions $ 89,686 $ 62,316
($000s)
Cost of investments $ 1,645,906
Unrealized appreciation $ 112
Unrealized depreciation (70,339)
Net unrealized appreciation (depreciation) $ (70,227)
($000s)
Undistributed ordinary income $ 21,380
Net unrealized appreciation (depreciation) (70,227)
Loss carryforwards and deferrals (100,573)
Total distributable earnings (loss) $ (149,420)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group).  The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.06% of the fund’s average daily net assets. The fee is computed daily and paid monthly.
The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price
Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended May 31, 2023 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $923,000 remain subject to repayment by the fund at May 31, 2023. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended
May 31, 2023, expenses incurred pursuant to these service agreements were $110,000 for Price Associates and $39,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates invests. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the
Investor Class I Class Z Class
Expense limitation/I Class Limit 0.21% 0.05% 0.00%
Expense limitation date 09/30/24 09/30/24 N/A
(Waived)/repaid during the period ($000s) $(21) $(333) $(13)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended May 31, 2023, the fund was charged $736,000 for shareholder servicing costs related to the college savings plans, of which $305,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At May 31, 2023, approximately 99%
of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At May 31, 2023, approximately 100% of the Z Class's outstanding shares were held by
Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by
Price Associates.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the collapse of some US regional and global banks as well as overall concerns around the soundness and stability of the global banking sector has sparked concerns of a broader financial crisis impacting the overall global banking sector. In certain cases, government agencies have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Index Trust, Inc. and Shareholders of
T. Rowe Price U.S. Limited Duration TIPS Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Limited Duration TIPS Index Fund
(one of the funds constituting T. Rowe Price Index Trust, Inc., referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended
May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the years ended May 31, 2023 and 2022, and for the period November 2, 2020
(inception) through May 31, 2021 (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the years ended May 31,
2023 and 2022, and for the period November 2, 2020 (inception) through May 31,
2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For shareholders subject to interest expense deduction limitation under Section
163(j), $67,259,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 6–7, 2023 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the
Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory
Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the
T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

various periods through December 31, 2022. Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2022, which ranked the returns of the fund’s Investor Class for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data. In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the
Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups. The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the
Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-
dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe
Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price funds.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the
Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The fund is subject to contractual expense limitations that require the Adviser to waive its fees and/or bear any expenses that would cause a share class of the fund to exceed a certain percentage based on the class’s net assets.
The expense limitations protect shareholders from higher operating costs until the fund reaches greater scale and mitigate the potential for an increase in operating expenses above a certain level that could impact shareholders.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

The fund also offers a Z Class, which serves as an underlying investment within certain
T. Rowe Price fund of funds arrangements. The Adviser waives its advisory fee on the Z Class and waives or bears the Z Class’s other operating expenses, with certain exceptions. The Board considered whether the advisory fee and operating expense waivers on the Z Class may present a means for cross-subsidization of the Z Class by other share classes of the fund. In that regard, the Board noted that the Z Class operating expenses are largely covered by the all-inclusive fees charged by the investing T. Rowe
Price fund of funds and that any Z Class operating expenses not covered by the investing
T. Rowe Price funds of funds’ fees are paid by the Adviser and not by shareholders of any other share class of the fund.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe
Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-
party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group)
and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes. The information provided to the Board indicated that the fund’s contractual management fee ranked fourth out of four funds (Expense Group);
the fund’s actual management fee rate ranked second out of four funds (Expense Group and Expense Universe); and the fund’s total expenses ranked fourth out of four funds
(Expense Group and Expense Universe).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States.
Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the
Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates,
Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East
Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
(2018)
[210]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); Chief Executive Officer, Bazemore
Consulting LLC (2018 to 2021); Director, Chimera Investment
Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to
present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Melody Bianchetto
(1966)
(2023)
[210]
Advisory Board Member; Vice President for Finance, University of
Virginia (2015 to 2023)
Bruce W. Duncan
(1951)
(2013)
[210]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017
to 2019); Member, Independent Directors Council Governing Board
(2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
(2012)
[210]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride
(1956)
(2013)
[210]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Mark J. Parrell
(1966)
(2023)
[210]
Advisory Board Member; Board of Trustees Member and Chief Executive
Officer (2019 to present), President (2018 to present), Executive Vice
President and Chief Financial Officer (2007 to 2018), and Senior Vice
President and Treasurer (2005 to 2007), EQR; Member and Chair, Nareit
Dividends Through Diversity, Equity & Inclusion CEO Council, Nareit
2021 Audit and Investment Committee (2021); Advisory Board, Ross
Business School at University of Michigan (2015 to 2016); Member and
Chair of the Finance Committee, National Multifamily Housing Council
(2015 to 2016); Member, Economic Club of Chicago; Director, Brookdale
Senior Living, Inc. (2015 to 2017); Director, Aviv REIT, Inc. (2013 to
2015); Director, Real Estate Roundtable (July 2021 to present) and the
2022 Executive Board Nareit (November 2021 to present); Board of
Directors and Chair of the Finance Committee, Greater Chicago Food
Depository (July 2017 to present)
Kellye L. Walker
(1966)
(2021)
[210]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
(2018)
[210]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
(2022)
[210]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With Index Trust Principal Occupation(s)
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Limited Duration TIPS Index Fund

Name (Year of Birth)
Position Held With Index Trust Principal Occupation(s)
Shannon H. Rauser (1987)
Assistant Treasurer
Assistant Vice President, T. Rowe Price
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Michael K. Sewell (1982)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Neil Smith (1972)
President
Vice President, Price Hong Kong, Price Japan, Price
Singapore, T. Rowe Price Group, Inc., and Price
International
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202307-2916686 F1367-050 7/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$33,192	$30,457
Audit-Related Fees	-	-
Tax Fees	-	2,116
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,521,000 and $2,959,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)   The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2023